Great Western Bancorp, Inc.℠

Quarterly Investor Relations Presentation

At and for the three months ended December 31, 2020

COMPANY SNAPSHOT

Great Western Bancorp, Inc.

- Full-service regional commercial bank focused on relationship-based business and agribusiness banking
- Headquartered in Sioux Falls, SD with 175 banking branches across nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota; approximately 1,600 FTEs
- Bank charter originated in 1935; purchased by National Australia Bank ("NAB") in 2008; NAB sold 100% of its stake in GWB to public investors in a series of three equity offerings, completed in 2015
- 7th largest farm lender bank in the U.S. as of 09/30/20[1]


North Dakota
Wisconsin
Wyoming
Idaho
South Dakota
Minnesota
Nebraska
Iowa
Utah
Colorado
Arizona
New Mexico
Kansas
Missouri
Texas
Oklahoma
Arkansas
Louisiana

[1] Source: American Banker's Association
[2] Non-GAAP measures; see Appendix for reconciliation

1QFY21 Financial Highlights

Balance Sheet ($MM)	Total Assets	$12,814
	Total Loans	$9,518
	Total Deposits	$11,373
	Loan / Deposit Ratio	83.7 %
	Tangible Common Equity[2]	$1,063
	Total Equity	$1,069
Capital	Tang. Common Equity / Tang. Assets[2]	8.3 %
	Tier 1 Leverage Ratio	9.7 %
	CET1 Ratio	12.0 %
	Tier 1 Capital Ratio	12.7 %
	Total Capital Ratio	14.3 %
Profitablility	Adjusted Net Interest Margin[2]	3.52 %
	Cost of Deposits	0.21 %
	Return on Avg. Total Assets	1.30 %
	Return on Avg. Common Equity[2]	15.2 %
	Return on Avg. Tangible Common Equity[2]	15.3 %
	Efficiency Ratio[2]	46.2 %
Asset Quality	NPAs / Assets	2.42 %
	NCOs / Avg. Loans	1.22 %
	Non-accrual Loans / Loans	3.07 %
	ACL / Loans	3.24 %

EXPERIENCED MANAGEMENT TEAM

Great Western Bancorp, Inc.

Executive Officers		Industry experience (yrs)	Great Western Bank experience (yrs)[1]
Mark Borrecco *President & CEO*	Responsible for overall leadership and executive oversight of GWB, serves on the Board of Directors, Former President & CEO and Board Director of Rabobank; EVP Chief Retail Banking Officer, Prior senior management roles at Bank of the West and World Savings Bank/ Wachovia	24	<1
Peter Chapman *Executive VP & CFO*	Responsible for financial / regulatory reporting, planning and strategy, project management, treasury, loan and deposit operations and information technology Prior U.S. experience with E&Y	27	17
Karlyn Knieriem *Executive VP & CRO*	Responsible for risk framework across GWB including Enterprise Risk, Compliance, BSA and Risk Asset Review Prior experience includes senior management roles with First National Bank of Omaha	23	4
Steve Yose *Executive VP & CCO*	Responsible for leading overall credit strategy, management, and portfolio administration for our bank, Former Executive Vice President and Chief Credit Officer for First Interstate Bank, Prior Executive Vice President and Senior credit roles at KeyBank	36	<1
Non-Executive Officers			
Eric Bauer **Director of Agribusiness**	Former Group President, Chief Credit Officer of Ag, Regional Credit Manager, Business Banking Manager and Retail Manager for our bank. Prior experience with Wells Fargo and First Savings & Loan	27	19
Ryan Boschee *Regional President SD, ND & MN*	Prior experience includes Group President roles for multiple markets along with Treasury Management in South Dakota for our bank	22	20
Scott Erkonen *Chief Information Officer*	Prior leadership role representing the United States internationally in the areas of IT Governance and Information Security — ISO (International Organization for Standardization)	25	14
Bart Floyd *Regional President IA & MO*	Prior experience with US Bank, Wells Fargo/South Trust Bank, and commercial banking and private financing for organizations in Iowa, Colorado, and Texas	25	9
Gail Grant *Regional President CO & AZ*	Former Group President for Northern Colorado and Arizona for our bank. Prior experience with Wells Fargo/Norwest	32	12
Amy Johnson *Director of Treasury Mgmt*	Prior experience as Treasury Mgmt Senior Vice President of a large national bank; served in Regional, Divisional, and National roles with sales management, service, technology, and process improvement	20	<1
Andy Pederson *Head of P&C and L&D*	Prior experience includes Senior Human Resource Generalist for Citibank and Wells Fargo	21	12
Corinne Safford *Director of Retail*	Former Regional Retail Manager, Senior Retail Manager, Branch Manager, Education & Development Officer and Universal Banker for our bank	19	19
Donald Straka **General Counsel and Corporate Secretary**	Prior experience includes attorney and executive in banking, securities and M&A	33	7
Chris Wiedenfeld **Regional President NE & KS**	Prior experience with American National Bank, US Bank, and Lauritzen Corporation	25	7

NOTE: For Mr. Chapman, includes experience at National Australia Bank, Ltd. and subsidiaries; For Mr. Erkonen, includes experience at HF Financial Corp.

KEY DEVELOPMENTS

Great Western Bancorp, Inc.

Bolster Credit Risk Management

- Nonaccrual loans decreased by 10% and classified loans decreased by 7%
- Sales of $209 million of hotel loans to reduce risk
- Loans on deferral decreased to 1.29% of total loans excluding PPP loans

Measured Actions

- Prudent NIM management through reduced borrowings and deposit rates
- Capital generation strong for the quarter
- Adopted CECL on Oct 1: ACL is 3.50% of total loans excluding PPP loans

Organizational Alignment for Increased Specialization

- Hired Rick Robinson as President of Wealth Management
- Progress on small business platform
- Progress on business line build out

LOAN PORTFOLIO COMPOSITION

Great Western Bancorp, Inc.



Loan Portfolio ($MM)
$9,009
$1,043
$1,719
$2,122
$4,125
$9,446
$934
$1,700
$2,183
$4,629
$9,733
$912
$1,720
$2,009
$5,092
$10,112
$931
$2,182
$1,724
$5,275
$9,518
$797
$2,054
$1,636
$5,031
FY17
FY18
FY19
FY20
1QFY21
Commercial RE
Agriculture
C&I
Other[1]



Portfolio Segmentation by Type
Residential real estate, 7.4%
Consumer & Other, 0.9%
Multifamily, 5.0%
Commercial non-real estate, 21.6%
Non owner-occupied CRE, 28.0%
Ag real estate, 8.1%
Ag operating, 9.1%
Owner-occupied CRE, 14.8%
Construction & development, 5.1%



Graphic Diversification
Nebraska / Kansas, 19.1%
Arizona, 15.2%
South Dakota, 19.2%
Colorado, 13.3%
North Dakota / Minnesota, 2.9%
Specialized Assets, 3.7%
Iowa / Missouri, 24.9%
Other, 1.7%

[1] Residential RE, Consumer and Other

COMMERCIAL LOANS

Great Western Bancorp, Inc.

Commercial Segments[1]		Balance ($MM)	% of Total Loans
Real Estate & Leasing	Lessors of Non Residential RE	$1,253	13.2 %
	Lessors of Residential RE/Oth	$526	5.5 %
Accommodation & Food/Drink	Hotel (excl Casino Hotels)	$846	8.9 %
	Food/Drink	$160	1.7 %
	Casino Hotels	$125	1.3 %
	Other Accommodation	$9	0.1 %
Health Care & Social Assistance	Senior Care	$323	3.4 %
	Skilled Nursing	$224	2.4 %
	Hospitals	$221	2.3 %
	Health Services	$196	2.1 %
Retail Trade	Motor Vehicle & Parts Dealers	$159	1.7 %
	Convenience Stores	$114	1.2 %
	Other Retail Trade	$208	2.2 %
	Construction	$479	5.0 %
	Prof, Scien, Tech Oth Services	$420	4.4 %
	Manufacturing	$337	3.5 %
	Wholesale Trade	$319	3.3 %
	Other	$204	2.1 %
	Finance and Insurance	$212	2.2 %
	Transportation & Warehousing	$167	1.8 %
	Arts Entertainment and Recreation	$121	1.3 %
	Total	**$6,623**	**69.6 %**

- Real Estate & Leasing
  - Major property types are 17.1% multifamily residential, 18.4% office buildings, 14.7% warehouses & manufacturing, 9.8% retail stores and 11.2% retail strip malls
- Accommodation & Food/Drink
  - See following Key Loan Segments slides for additional details
- Health Care & Social Assistance
  - See following Key Loan Segments slides for additional details
- Retail Trade
  - Largely comprised of automobile and other motorized vehicle dealers (33%), convenience stores (24%) and various other segments like furniture stores, building materials, and other retailers (43%)
- Construction
  - Diversified mix with 41% in various specialty contractors, 19% in civil engineering and construction, and 40% in building construction
- Manufacturing
  - Top 3 categories in cement & mineral-based, food and metal fabrication

[1] Reflects C&I, CRE and C&D and certain Multifamily loans utilizing NAICS classifications

KEY LOAN SEGMENTS

- Accommodation portfolio comprised of $822.6 million in hotels (excl casino hotels), $117.9 million of casino hotels, and $30.8 million of PPP loans across both segments
  - Casino hotels are $94.5 million C&I and exhibiting lower risk ratings
- 88% of the accommodation balance is concentrated within the bank's footprint
  - Diversified across more than 100 cities with largest balances in Colorado Springs, CO, Rapid City, SD, Des Moines, IA, Omaha, NE, Denver, CO, and Sioux Falls, SD
- LTV of approximately 60% for accommodation relationships over $1 million (84% of balance)
- 88% of hotel (excl casino hotels) relationships over $1 million are flagged (83% of balance)
- Minimal line commitment exposure with 88.6% of balances and commitments operational, 9.6% under construction, and 1.8% committed and not started

Balances ($MM) and Counts by Relationship Size



$7
$24
$1
$192
135
$8
$210
30
$32
$264
19
$77
$156
7
PPP[1]
0-5MM
5-10MM
10-25MM
25MM+
Hotels
Casino Hotels

Hotel & Casino Hotel Risk Rating ($MM)



Pass
Special Mention
Classified
$88
$175
$910
$124
$122
$725
Sep
Dec

Hotel & Casino Hotel Balances by State ($MM)



Non-Footprint[2] $113
IA $202
AZ $175
Midwest, 52%
Western, 36%
SD $135
NE $85
CO $176
Other $41
MN $44

NOTE: Accommodation portfolio consists of hotels (excl casino hotels) and casino hotels segmented by NAICS. Chart values exclude $0.4 million of balances with NAICS of hotel (excl casino hotels) that do not have a commercial classification.

[1] Consists of 126 PPP loans, most of which are related to non-PPP relationships reflected in the chart

[2] Includes AK $23, CA $18, FL $19, among others, and mostly relates to experienced in-footprint customers

KEY LOAN SEGMENTS (cont'd)

Great Western Bancorp, Inc.

Ag Portfolio by Industry
Total $1.6B


Beef Cattle, 18.5%
Dairy Farms, 26.0%
Grains, 29.4%
Proteins, 50.1%
Other, 20.5%
Hogs, 5.6%
Grains, 29.4%
Other Specialty, 20.5%

- Ag portfolio remains well diversified across key sub-segments
- Strong demand is driving price support for grain producers into 2021
- WASDE January 12, 2021 report projected a decrease in 2020/21 corn ending stocks by 9% to 1.55 billion bushels and a 5% increase in average farm price to $4.20 per bushel
- Soybean projected ending stocks for 2020/21 were reduced by 20% to 140 million bushels and projected average farm price increased 6% to $11.15 per bushel
- Dairy market conditions remain supportive with Class III milk price at $15.72 in December, down from $23.34 in November and $21.61 in October

Health Care Portfolio
Total $1.0B


Skilled Nursing, 23.2%
Hospitals, 23.0%
All Other, 19.3%
Senior Care, 34.5%

- Senior Care is $333 million or 3.5% of total loans, 96% CRE, and consists of approximately 45 relationships
- Skilled nursing is $224 million or 2.4% of total loans, 94% CRE, and consists of approximately 38 relationships
- Hospitals are $221 million or 2.3% of total loans, more aligned to C&I at 55% and consist of approximately 28 relationships
- All other health care is $186 million or 2.0% of total loans, is also higher in C&I at 53%, and is much more fragmented across 442 relationships that include physicians, dentists, optometrists, therapists, and other specialty services as well as social assistance

*References to World Agricultural Supply and Demand Estimate (WASDE) and pricing can be found at www.usda.gov

ASSET QUALITY METRICS

Great Western Bancorp, Inc.

- Net charge-offs were $30.4 million, or 1.22% of average total loans (annualized) for the quarter, up $15.2 million and 63 basis points from the prior quarter, respectively
  - The sale of $208.8 million in hotel loans at a 12.0% discount resulted in $25.6 million of chargeoffs
  - Excluding hotel loan sales, net charge-offs were $4.8 million, or 0.19% of average total loans (annualized)
- Nonaccrual loans were $292.4 million, a decrease of $32.6 million, or 10%, from the prior quarter
- Classified loans were $716.9 million, a decrease of $52.6 million from the prior quarter

Net Charge-offs / Average Total Loans



0.26%
0.18%
0.08%
0.18%
0.08%
0.10%
0.36%
0.11%
0.25%
0.40%
0.20%
0.20%
0.25%
0.07%
0.18%
1.22%
1.03%
0.17%
0.02%
FY17
FY18
FY19
FY20
FYTD 20
FYTD 21
Ag
Non Ag
Total Discount on Hotel Loan Sales

Classified & Nonaccrual Loans ($MM)



$255
$83
$172
$479
$115
$364
$770
$380
$390
$717
$396
$321
2018
2019
2020
2021
$1.52%
$1.10%
$3.22%
$3.07%
$143
$36
$107
$107
$29
$78
$325
$107
$218
$292
$99
$193
2018
2019
2020
2021
Ag
Non Ag
Nonaccrual % of Total Loans

CREDIT INITIATIVES

Great Western Bancorp, Inc.

Effective Credit Risk Management

- Improved asset quality metrics in nonaccrual and classified loans
- Risk rating system providing enhanced early warnings
- Consistency in risk culture and decisioning

Portfolio Management

- Hotel portfolio sales improved portfolio risk
- Loans on deferral at 1.29% as of January 13, 2021

Specialized Credit Administration

- Small business initiative for efficient underwriting and oversight
- Commercial loan workout focus
- Centralized management of agribusiness portfolio

HOTEL SALES & LOAN DEFERRALS

Great Western Bancorp, Inc.

- Hotel Sales
  - In the quarter we completed multiple transactions involving the sale of $208.8 million in hotel loans
  - Proceeds of $183.2 million at a 12.0% discount on loans resulted in a $25.6 million chargeoff
- Deferrals
  - Loans on deferral have decreased further to $113 million as of January 13, 2021, which is 1.20% of total loans and 1.29% of total loans excluding PPP loans
  - Hotel and casino hotel loans on deferral total $69 million, which is 7% of the total hotel portfolio excluding PPP

Loan Deferral Summary ($MM)



16.4% of Total Loans
17.7% excl PPP
1.84% of Total Loans
1.98% excl PPP
1.20% of Total Loans
1.29% excl PPP
$1,694
$183
$113
3QFY20
4QFY20
Current[1]

	3QFY20		4QFY20		Current[1]	
Segments	Balance ($MM)	% of Segment Loans	Balance ($MM)	% of Segment Loans	Balance ($MM)	% of Segment Loans
Accommodation (Hotel and Casino Hotel)	$861	72%	$111	9%	$69	7%
Arts Entertainment and Recreation	$79	61%	$3	3%	$8	7%
Food & Drink	$68	41%	$4	3%	$5	5%
Transportation and Warehousing	$41	20%	$1	1%	$0	0%
Retail Trade	$93	19%	$14	3%	—	—
Real Estate and Rental and Leasing	$359	14%	$19	1%	$11	1%
Other Services (except Public Administration)	$22	13%	$2	1%	$2	2%
Manufacturing	$25	7%	$14	4%	$1	0%
Wholesale Trade	$19	6%	$1	0%	$0	0%
Health Care and Social Assistance	$63	6%	$1	0%	$9	1%
Agriculture Forestry Fishing and Hunting	$19	1%	$2	0%	—	—
Other	$45	2%	$11	1%	$8	0%
	$1,694		**$183**		**$113**	

[1] Current data as of January 13, 2021

CREDIT COVERAGE & CECL

Great Western Bancorp, Inc.

- The ACL was $308.8 million as of December 31, 2020, an increase of $158.9 million from the allowance for loan and lease losses of $149.9 million as of September 30, 2020
  - Adoption of CECL on October 1, 2020, led to a Day 1 increase in the ACL of $177.3 million
- The ratio of ACL to total loans was 3.24% as of December 31, 2020, an increase from 1.49% as of September 30, 2020. Excluding PPP loans the ratio was 3.50%
- Economic Factors: Oxford GDP and Unemployment
  - Decrease driven primarily by improved unemployment forecasts
- Portfolio Changes: change in loan volumes and terms, credit quality, chargeoffs, and qualitative adjustments
  - Increase from COVID-19 loan concentration risk offset by chargeoffs and reduced volumes

Total Credit Coverage[1] = 3.56%

Excluding PPP[1] = 3.84%

	2018	2019	2020	21Q1	21Q2	21Q3	21Q4	2022
GDP[2]	2.2	3.6	-3.6	2.8	2.9	3.2	3.2	3
Unemployment[2]	3.9	3.7	8.3	6.9	6.7	6.5	6.2	5.6

- ACL excludes Unfunded Commitment Reserve
  - October 1 = $2.4 million
  - December 31 = $2.3 million
- FV adjustment reflects effective coverage on the loan portfolio accounted for at fair value

CECL Waterfall ($MM)



$30.5
$149.9
September 30
$177.3
Day 1 Adjustment
$30.5
$327.2
October 1
$(43.7)
Economic Factors
$25.3
Portfolio Changes
$27.5
$308.8
December 31
ACL (ALLL on Sep 30)
FV Adjustment

[1] Total Credit Coverage is ACL, FV Adjustment and Unfunded Commitment Reserve

[2] Source: Oxford Economics - Annual Percentage Change

AG LOAN ASSET QUALITY

Great Western Bancorp, Inc.

- Net charge-offs in the first quarter of FY21 were 0.02% of total loans annualized, tracking well below 0.18% in the first quarter of the prior year and below 0.20% for the full fiscal year 2020
- Charge-offs in the grain segment were offset with recoveries in beef and other specialty segments
- Classified loans at $321 million decreased by $69 million (18%) from the prior quarter due to a number of paydowns in dairy and grain relationships

Classified Ag Loans by Segment ($MM)


$14
$69
$79
$13
$28
$69
$62
$25
$195
$92
$51
$22
$24
$171
$65
$108
$22
$23
$132
$48
$96
FY17
FY18
FY19
FY20
1QFY21
Grains
Beef Cattle
Dairy Farms
Hogs
Other Specialty²

Ag Loan Net Charge-offs ($MM)


$0.6
$4.4
$2.5
$2.1
$6.5
$0.6
$18.7
$5.1
$5.8
$6.9
$6.8
$4.6
$1.1
$(0.4)
$(0.2)
FY17
FY18
FY19
FY20
FYTD 20
FYTD 21
Grains
Beef Cattle
Dairy Farms
Hogs
Other Specialty²

Ag Loan Net Charge-offs / Avg Total Loans[1]


0.05%
0.03%
0.03%
0.07%
0.01%
0.19%
0.05%
0.06%
0.07%
0.07%
0.18%
0.04%
(0.01)%
FY17
FY18
FY19
FY20
FYTD 20
FYTD 21
Grains
Beef Cattle
Dairy Farms
Hogs
Other Specialty²

[1] Annualized for partial year periods
[2] Includes vegetable, cotton and other specialty Ag categories

INVESTMENTS & BORROWINGS

Great Western Bancorp, Inc.

- Investment portfolio weighted average life of 3.4 years as of December 31, 2020 and yield of 1.69% for the quarter ended December 31, 2020, a decrease of 17 basis points compared to the prior quarter
  - Spot yield on the portfolio at December 31, 2020 was 1.64%
- Borrowings portfolio yield of 2.19% for the quarter ended December 31, 2020, a decrease of 30 basis points compared to the prior quarter

Investment Portfolio
Total $2.1B



SBA, 13.2%
US Treasury, 1.2%
Other, 0.1%
Agency, 1.2%
State, 2.5%
GNMA, 21.1%
Agency CMBS, 18.8%
Agency RMBS / CMOs, 41.9%

Borrowings & Weighted Average Cost
Total $0.3B



Subordinated debentures and subordinated notes payable, 2.98% WA Cost
Securities sold under agreements to repurchase, 0.09% WA Cost
FHLB & Other Borrowings, 2.85% WA Cost

LIQUIDITY DETAIL

Great Western Bancorp, Inc.

Additional Sources of Bank Funding

Type	Amount Outstanding ($MM)	Available ($MM)
Cash and Unencumbered Securities		$1,816
FHLB, Notes Payable	$120	$1,991
FHLB Fed Funds Advance	$0	
FRB Discount Window	$0	$944
Unsecured Federal Funds	$0	$125
Total	**$120**	**$4,876**

- $35 million of subordinated debt issued in 2015 with an adjustable rate of 3.15% above 3-month LIBOR
  - Maturing August 2025 with a 5 year non-call (first call date of August 2020, at par)
  - Fixed-to-floating rate coupon, with a 4.875% fixed rate for the initial 5 year period
  - The fixed rate expired in August 2020, shifting to a floating rate of 3 month LIBOR +315 basis points

Holding Company Detail

Type	Amount Outstanding ($MM)	Available ($MM)
Cash and Due from Banks		$34
Subordinated Debt	$35	
Trust Preferred	$74	
Total	**$109**	**$34**

- $73.9 million of trust preferred securities outstanding
  - The securities are on floating rates between 3 month LIBOR +148 basis points to 3 month LIBOR +335 basis points
  - The trust preferred securities will mature between January 2033 to October 2037
  - All trust preferred are currently callable, at par

DEPOSITS

Great Western Bancorp, Inc.

- Total deposits were $11.37 billion as of December 31, 2020, an increase of $364.5 million from the prior quarter
  - $438.5 million increase in checking and savings balances
  - $67.9 million decrease in time deposits driven in part by lower offering rates
- Deposit yields decreased 7 basis points to 0.21% driven by a reduction in time deposits yields of 26 basis points to 0.68% and by the impact on mix from increased noninterest bearing deposits



Deposits ($MM)
$8,978
$1,275
$5,847
$1,856
FY17
$9,733
$1,847
$6,043
$1,843
FY18
$10,300
$2,096
$6,248
$1,956
FY19
$11,009
$1,283
$7,139
$2,587
FY20
$11,373
$1,079
$7,436
$2,858
1QFY21
Noninterest-Bearing
Interest-Bearing Demand
Time



Cost of Deposits
1.75%
0.86%
0.75%
0.25%
0.37%
0.25%
0.28%
0.25%
0.25%
0.21%
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Cost of Deposits
Fed Funds Rate

GROWTH - METRO VS RURAL

Great Western Bancorp, Inc.

- Historically, the Company's core Midwestern presence was focused in Iowa, Nebraska and South Dakota in rural markets largely supported by agricultural economies
- M&A activity and de novo expansion have expanded the footprint to include more metro[1] markets including metro markets in Colorado and Arizona
- While loan and deposit balances in the core rural markets remain important, growth prospects are much more robust in Metro markets
- Compound average growth over the last five years in metro markets has been 5% for loans and 6% for deposits, compared to (5)% and 5%, respectively, in rural markets

Loans ($MM)



September 2016
0.7%
$58
66.9%
$5,810
32.4%
$2,815
December 2020
0.6%
$61
23.1%
$2,198
76.3%
$7,259
Metro
Rural
Corporate

Deposits ($MM)



September 2016
$84
1.0%
$4,304
50.0%
49.0%
$4,217
December 2020
1.9%
$211
50.2%
$5,720
47.9%
$5,442

[1] Metro markets generally include MSAs with >100K populations

CAPITAL

Great Western Bancorp, Inc.

- Tier 1 and total capital ratios were 12.7% and 14.3%, respectively, as of December 31, 2020, compared to 11.8% and 13.3% as of September 30, 2020
- The common equity tier 1 (CET1) capital ratio and tier 1 leverage ratio were 12.0% and 9.7%, respectively, as of December 31, 2020, compared to 11.0% and 9.4% as of September 30, 2020
  - Tangible common equity ratio[1] of 8.3% (8.8% excluding PPP loans)
  - All regulatory capital ratios remain above regulatory minimums to be considered "well capitalized"
  - The Company has elected the 5 year CECL transition for regulatory capital ratios, resulting in an add-back of $129.5 million to common equity tier 1 capital
- On January 27, 2021, the Company's Board of Directors declared a dividend of $0.01 per common share payable on February 26, 2021 to stockholders of record as of close of business on February 12, 2021

Capital Ratio Summary



14.3%
4.3%
10.0%
12.7%
4.7%
8.0%
12.0%
5.5%
6.5%
9.7%
4.7%
5.0%
8.8%[2]
8.3%
Total Capital
Tier 1 Capital
CET1
Leverage Ratio
TCE Ratio[1]
Well-Capitalized
Difference to Well-Capitalized

Capital Trend



12.5%
11.4%
9.2%
13.0%
12.0%
9.6%
12.7%
11.7%
9.6%
13.3%
11.8%
9.2%
14.3%
12.7%
8.8%
8.3%
FY17
FY18
FY19
FY20
1QFY21
Tier 1 Capital
TCE / TA[1]
Total Capital
Excludes PPP Loans

[1] Non-GAAP measures, see appendix for reconciliations

[2] Excludes PPP loans

INTEREST RATE SENSITIVITY

Great Western Bancorp, Inc.

- Investment portfolio weighted average life of 3.4 years
- Fixed loans and rate floors are providing portfolio[1] support
  - $4.2 billion of fixed loans with a yield of 4.34%
  - $1.9 billion of variable loans have reached their floors with a yield 4.20%
  - $1.2 billion of variable loans repricing after 90 days with a yield of 4.45%
- Relatively short average tenor of the loan portfolio (1.5 years at December 31, 2020) due to higher proportion of 12-month revolving lines of credit and certain fixed-rate loans swapped to floating


Sensitivity Modeling
15.00%
10.00%
5.00%
0.00%
-5.00%
-100 bps
+100 bps
+200 bps
+300 bps
+400 bps
Immediate
Gradual


Rate Term
0.2%
3.4%
0.1%
9.2%
1.1%
35.2%
1.2%
24.8%
5.9%
18.9%
44.5%
0.2%
12.9%
0.3%
14.0%
0.1%
10.0%
3.5%
14.5%
<3m
3m-12m
12m-3y
3y-5y
5y+
<3m
3m-12m
12m-3y
3y-5y
5y+
Fixed
Swapped to Variable
Adjustable

[1] Excludes PPP loans

Great Western Bancorp, Inc.℠

Income Statement Summary

EARNINGS OVERVIEW

Great Western Bancorp, Inc.

	1QFY21
Net Interest Income-GAAP	$107.9
Noninterest Income (excl FVO Credit Adj)	$15.8
Noninterest Expense	$57.4
PTPP [1]	**$66.3**
Provision	$11.9
FVO Credit Adj	$(1.7)
Tax	$11.4
Net Income	**$41.3**

- Net interest income performed well with support from nonaccrual interest recoveries and loan accretion along with effective funding cost management
- Core noninterest income performance supported by mortgage revenues, interchange income and swap fees
- Expenses benefited from low OREO, consulting and travel spend
- Provision charge includes partial discount on hotel loan sales

- PTPP[1] increased $14.5 million from the prior quarter and increased slightly year on year
- Near term focus on asset quality, loan production and spread income

Pre-tax Pre-provision Income[1] (PTPP)



$66.1
$46.3
$52.5
$51.8
$66.3
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21

[1] See Non-GAAP table in appendix for further detail

NET INTEREST INCOME

Great Western Bancorp, Inc.

- Net interest income was $109.5 million, an increase of $2.0 million from the prior quarter
- Adjusted net interest income[1] was $106.1 million, an increase of $2.1 million from the prior quarter
  - Interest income was lower by $1.2 million as $3.6 million in interest recoveries partially offset the decrease from lower loan and securities yields
  - Interest expense was lower by $3.2 million driven by a $1.8 million decrease in deposit interest and a $1.4 million decrease in borrowings interest
- Net interest margin was 3.63%, an increase of 12 basis points from the prior quarter
- Adjusted net interest margin[1] was 3.52%, an increase of 12 basis points from the prior quarter
  - Excluding an 18 basis point lift from interest recoveries and accretion, underlying NIM was 3.34%, largely related to increased liquidity



Net Interest Income ($MM) and NIM
$426.6
$425.6
3.74%
3.74%
3.59%
3.51%
FY19
FY20
3.68%
3.65%
3.59%
3.55%
3.57%
3.47%
3.51%
3.40%
3.63%
3.52%
$106.7
$103.5
$107.9
$107.5
$109.5
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE)¹



NIM Analysis
3.51%
3.40%
(0.07)%
(0.04)%
(0.07)%
0.06%
0.12%
(0.03)%
0.04%
0.11%
3.63%
3.52%
4QFY20
Increased Liquidity
Securities Yields
Loans
Loan Accretion
Nonaccrual Recoveries
PPP
CECL ACL Adoption
Funding
1QFY21
NIM (FTE)
Adjusted NIM (FTE)¹

[1] Non-GAAP measures, see appendix for reconciliations.

NOTE: All references to net interest income and net interest margin are presented on a fully-tax equivalent basis unless otherwise noted.

NET INTEREST INCOME (cont'd)

Great Western Bancorp, Inc.

- PPP loan income was $5.5 million for the quarter, with $1.8 million of interest and $3.7 million of amortized fees
  - Remaining PPP fee income to be recognized is $12.3 million
  - $27.8 million of PPP loans processed for forgiveness in the quarter
- Fixed loans, rate floors and repricing beyond 90 days are providing yield support on approximately 80% of the loan portfolio
  - $4.2 billion of fixed loans with a yield of 4.34%
  - $1.9 billion of variable loans have reached their floors with a yield of 4.20%
  - $1.2 billion of variable loans repricing after 90 days with a yield of 4.45%

PPP Summary

	Original	Current		
	Balance ($MM)	Balance ($MM)	# Loans	Average
Under $150k	$137.9	$135.0	3,780	$35,713
$150k to $350k	$105.2	$104.6	466	$224,412
$350k to $2MM	$323.1	$301.9	394	$766,213
$2MM+	$161.1	$158.0	44	$3,591,208
Total	**$727.3**	**$699.5**	**4,684**	**$149,332**

	Jun20	Sep20	Dec20	Remain
Fee Schedule ($MM)	$2.6	$4.4	$3.7	$12.3

Rate Floor Summary



$4.2B, 4.34%
$0.2B, 3.58%
$0.3B, 4.36%
$1.9B, 4.20%
$1.2B, 2.84%
$0.9B, 4.49%
Fixed
Variable - Floor
Variable - No Floor
Fixed or At Floor
Reprice After 90 Days
Reprice Within 90 Days

- Chart shows volumes and yields at the quarter end
- Variable/Adjustable: 36% Prime, 28% 5 yr Treasury, 36% all other

NONINTEREST INCOME

Great Western Bancorp, Inc.

- Noninterest income was $14.1 million for the quarter, an increase of $18.1 million from the prior quarter, driven by a $2.0 million increase in core revenue items and a $23.7 million improvement in fair value adjustments and derivative interest items, offset by a $7.6 million decrease in securities gains
    - The increase in core fee revenue was driven by slight increases in mortgage banking revenue on strong origination demand and in service charges from a continued rebound in customer transaction activity, along with a $1.2 million increase in swap sales revenue
    - The improvement in fair value adjustments and derivative interest was driven primarily by a $21.5 million decrease in charges due to improvements in fair value adjustments and lower realized losses on certain FVO loans

Noninterest Income ($MM)



$5.8
$7.9
$3.4
$62.9
$63.1
$(0.2)
$(7.8)
$(74.3)
$1.2
$17.2
$(2.7)
$0.4
$14.6
$(15.1)
$1.6
$14.1
$(27.4)
$7.9
$0.1
$17.2
$(29.2)
$0.2
$18.1
$(5.5)
FY19
FY20
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Noninterest Income excl FV Adj & Deriv Int
Swap Sales
G/L on Securities
FV Adj & Deriv Int

Q1FY21 Noninterest Income Profile ($MM)



$19.4
$(3.4)
$(0.4)
$(1.7)
$0.2
$14.1
Core Noninterest Income[1]
Derivative Interest
CVA/DVA
FVO Credit Adjustments
Gain on Securities
Total Noninterest Income

[1] Service charges, wealth management, mortgage, swap sales and other

EXPENSES & PROVISION

Great Western Bancorp, Inc.

- Total noninterest expense was $57.4 million for the quarter, a decrease of $17.5 million from the prior quarter
  - $12.3 million total decrease in costs associated with FHLB prepayment, FDIC loss-sharing agreement, severance, closure, consulting and unfunded commitment reserve, all of which were incurred in the prior quarter
  - $4.0 million decrease in OREO costs with lower provisioning
  - $1.6 million decrease in professional services with lower consulting costs and FDIC insurance premium
- Provision for credit losses was $11.9 million for the quarter, compared to $16.9 million in the prior quarter under the incurred loss model



Noninterest Expense ($MM)
$224.9
$742.4
$265.0
$56.9
$742.4
$66.1
$67.0
$74.9
$57.4
FY19
FY20
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Noninterest Expense (excl Goodwill & Intangible Impairment)
Goodwill & Intangible Impairment



Provision for Credit Losses ($MM)
$40.9
$118.4
$59.7
$58.7
$8.1
$71.8
$59.7
$12.1
$21.6
$16.9
$11.9
FY19
FY20
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Provision for Credit Losses
Incremental Environmental Overlay for COVID-19

DISCLOSURES

Great Western Bancorp, Inc.

Forward Looking Statements: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.'s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "views," "intends" and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.'s expected performance and strategy, strategies for managing troubled loans, the impact on the business arising from the COVID-19 pandemic and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled "Item 1A. Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.'s Annual Report on Form 10-K for the most recently ended fiscal year, and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated January 27, 2021 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2021.

Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Also note loan balance information is presented using unpaid principal balances (UPB) unless otherwise noted.

Great Western Bancorp, Inc.

Appendix 1

Non-GAAP Measures

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Adjusted net income and adjusted earnings per common share:					
Net income (loss) - GAAP	**$ 41,319**	$ 11,136	$ 5,400	$ (740,618)	$ 43,274
Add: COVID-19 related impairment of goodwill and certain intangible assets, net of tax	**—**	—	—	713,013	—
Add: COVID-19 impact on credit and other related charges, net of tax	**—**	—	—	56,685	—
Adjusted net income	**$ 41,319**	$ 11,136	$ 5,400	$ 29,080	$ 43,274
Weighted average diluted common shares outstanding	**55,247,343**	55,164,548	55,145,619	55,906,002	56,457,967
Earnings per common share - diluted	**$ 0.75**	$ 0.20	$ 0.10	$ (13.25)	$ 0.77
Adjusted earnings per common share - diluted	**$ 0.75**	$ 0.20	$ 0.10	$ 0.52	$ 0.77
[redacted]					
Pre-tax pre-provision income ("PTPP"):					
Income (loss) before income taxes - GAAP	**52,708**	10,279	5,878	(778,348)	55,873
Add: Provision for credit losses - GAAP	**11,899**	16,853	21,641	71,795	8,103
Add: Change in fair value of FVO loans and related derivatives - GAAP	**1,672**	24,648	25,001	10,533	2,124
Add: Goodwill impairment - GAAP	**—**	—	—	742,352	—
Pre-tax pre-provision income	**$ 66,279**	$ 51,780	$ 52,520	$ 46,332	$ 66,100
[redacted]					
Tangible net income and return on average tangible common equity:					
Net income (loss) - GAAP	**$ 41,319**	$ 11,136	$ 5,400	$ (740,618)	$ 43,274
Add: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets, net of tax	**261**	261	261	713,440	377
Tangible net income (loss)	**$ 41,580**	$ 11,397	$ 5,661	$ (27,178)	$ 43,651
Average common equity	**$ 1,082,077**	$ 1,174,996	$ 1,163,724	$ 1,918,035	$ 1,908,519
Less: Average goodwill and other intangible assets	**6,004**	6,265	6,527	741,257	748,146
Average tangible common equity	**$ 1,076,073**	$ 1,168,731	$ 1,157,197	$ 1,176,778	$ 1,160,373
Return on average common equity *	**15.2 %**	3.8 %	1.9 %	(155.3)%	9.0 %
Return on average tangible common equity **	**15.3 %**	3.9 %	2.0 %	(9.3)%	15.0 %

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):					
Net interest income - GAAP	**$ 107,908**	$ 106,018	$ 106,251	$ 101,983	$ 105,173
Add: Tax equivalent adjustment	**1,598**	1,508	1,601	1,514	1,523
Net interest income (FTE)	**109,506**	107,526	107,852	103,497	106,696
Add: Current realized derivative gain (loss)	**(3,393)**	(3,541)	(3,040)	(1,250)	(890)
Adjusted net interest income (FTE)	**$ 106,113**	$ 103,985	$ 104,812	$ 102,247	$ 105,806
Average interest-earning assets	**$ 11,965,555**	$ 12,184,093	$ 12,156,505	$ 11,590,453	$ 11,543,610
Net interest margin (FTE) *	**3.63 %**	3.51 %	3.57 %	3.59 %	3.68 %
Adjusted net interest margin (FTE) **	**3.52 %**	3.40 %	3.47 %	3.55 %	3.65 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:					
Interest income - GAAP	**$ 107,323**	$ 106,305	$ 107,725	$ 111,970	$ 117,709
Add: Tax equivalent adjustment	**1,598**	1,508	1,601	1,514	1,523
Interest income (FTE)	**108,921**	107,813	109,326	113,484	119,232
Add: Current realized derivative gain (loss)	**(3,393)**	(3,541)	(3,040)	(1,250)	(890)
Adjusted interest income (FTE)	**$ 105,528**	$ 104,272	$ 106,286	$ 112,234	$ 118,342
Average non-ASC310-30 loans	**$ 9,567,679**	$ 9,977,591	$ 9,974,802	$ 9,496,153	$ 9,554,161
Yield (FTE) *	**4.52 %**	4.30 %	4.41 %	4.81 %	4.96 %
Adjusted yield (FTE) **	**4.38 %**	4.16 %	4.29 %	4.75 %	4.93 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Efficiency ratio:					
Total revenue - GAAP	**$ 122,056**	$ 102,068	$ 94,568	$ 101,900	$ 120,906
Add: Tax equivalent adjustment	**1,598**	1,508	1,601	1,514	1,523
Total revenue (FTE)	**$ 123,654**	$ 103,576	$ 96,169	$ 103,414	$ 122,429
Noninterest expense	**$ 57,449**	$ 74,936	$ 67,049	$ 808,453	$ 56,930
Less: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets	**261**	261	278	742,779	427
Tangible noninterest expense	**$ 57,188**	$ 74,675	$ 66,771	$ 65,674	$ 56,503
Efficiency ratio *	**46.2 %**	72.1 %	69.4 %	63.5 %	46.2 %

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Tangible common equity and tangible common equity to tangible assets:					
Total stockholders' equity	**$ 1,068,501**	$ 1,162,933	$ 1,160,644	$ 1,153,464	$ 1,920,669
Less: Goodwill and other intangible assets	**5,904**	6,164	6,425	6,703	749,481
Tangible common equity	**$ 1,062,597**	$ 1,156,769	$ 1,154,219	$ 1,146,761	$ 1,171,188
Total assets	**$ 12,814,383**	$ 12,604,439	$ 12,934,328	$ 12,387,808	$ 12,851,665
Less: Goodwill and other intangible assets	**5,904**	6,164	6,425	6,703	749,481
Tangible assets	**$ 12,808,479**	$ 12,598,275	$ 12,927,903	$ 12,381,105	$ 12,102,184
Tangible common equity to tangible assets	**8.3 %**	9.2 %	8.9 %	9.3 %	9.7 %
Tangible book value per share:					
Total stockholders' equity	**$ 1,068,501**	$ 1,162,933	$ 1,160,644	$ 1,153,464	$ 1,920,669
Less: Goodwill and other intangible assets	**5,904**	6,164	6,425	6,703	749,481
Tangible common equity	**$ 1,062,597**	$ 1,156,769	$ 1,154,219	$ 1,146,761	$ 1,171,188
Common shares outstanding	**55,105,105**	55,014,189	55,014,047	55,013,928	56,382,915
Book value per share - GAAP	**$ 19.39**	$ 21.14	$ 21.10	$ 20.97	$ 34.06
Tangible book value per share	**$ 19.28**	$ 21.03	$ 20.98	$ 20.84	$ 20.77

Great Western Bancorp, Inc.℠

Appendix 2

Supplemental Ag & Hotel Portfolio Characteristics

AG LOAN PORTFOLIO

Great Western Bancorp, Inc.

- Portfolio is balanced across sub segments
- 10 largest Ag exposures represent 18.8% of total Ag and average $31 million
- Approximately 3,000 customers with an average exposure size of $590,000
- COVID-19 pandemic impacts on pricing and government support being closely monitored
- Charge-offs in FY20 and into FY21 are driven by a small number of cattle and grain relationships

Geography



Specialized Assets, 4.1%
South Dakota, 24.9%
Arizona, 40.3%
Colorado, 6.1%
Iowa / Missouri, 17.6%
Nebraska / Kansas, 7.0%

Ag Portfolio Exposure Sizes



<$250K, 7.9%
$15M+, 25.2%
$250K - $1M, 15.2%
$1M - $5M, 28.5%
$5M- $15M, 23.2%

NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes.

MORE ON HOTELS

Great Western Bancorp, Inc.

- Loan to value is approximately 60% on outstanding balances over $1M (more than 84% of the hotel portfolio)
- Minimal line commitment exposure with 88.6% of balances and commitments operational, 9.6% under construction, and 1.8% committed and not started
- 85.3% of the balance is term debt and 14.7% is lines of credit
- 88% of hotel relationships over $1 million are flagged (83% of portfolio balance)

Hotel Balances vs Commitments ($MM)



$912
$934
$59
$101
$19
Operating
Under Construction
Not Started
Drawn
Committed

Customer Tenure ($MM)



$350
$300
$250
$200
$150
$100
$50
$0
FY14 & Prior
FY15
FY16
FY17
FY18
FY19
FY20
Commitment
Outstanding Bal

Franchise Flag Profile (Commitments $MM)



Boutique, Resort & Other $135
Best Western $22
Choice Hotels $29
Casino Hotels $124
Hilton $151
Wyndham $103
Hyatt $23
Radisson $17
Other $14
IHG $191
Mariott $110
Flagged
Not Flagged
Casino Hotels

Great Western Bancorp, Inc.℠

Appendix 3

Agriculture Lending & Economy

FARM INCOME

Great Western Bancorp, Inc.

- Total farm income in 2019 increased by 6% year over year, driven by a $2 billion decrease in cash receipts for both crops and animal products and a $9 billion increase from government programs
- 2020 was forecasted to increase by 23%, resulting from government programs and improved export demands
- Farm income by state was well-balanced with 29% in footprint, 29% adjacent to footprint, and 42% non-adjacent
- Average net income per farm in 2019 improved year over year in all key Ag sectors, with lower stocks providing price support

US Net Cash Income ($B)



57
62
51
72
84
87
68
77
85
74
96
123
135
136
131
107
96
101
103
109
134
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020F

Net Cash Income by State[1] ($B)



CA 12.0
TX 7.3
IL 6.1
IA 5.5
NE 5.3
SD 4.1
MN 3.9
IN 3.5
ND 3.4
WA 3.1
WI 3.1
29.2%
41.8%
29.0%
GWB Footprint²
GWB Adjacent
All Other States

Avg Net Cash Income per Farm by Sector



27,900
190,900
333,300
386,700
110,500
Cattle
Corn
Dairy
Hogs
Soybeans
2015
2016
2017
2018
2019
2020F

Source: USDA/ERS Farm Income and Wealth Statistics as of September 2, 2020

[1] Data through 2019

[2] KS = $2.8M, AZ = $2.0M, CO = $1.9M

FARM BALANCE SHEETS

Great Western Bancorp, Inc.

- Land values remain firm following a 3.5% increase from 2017-2020 despite a decrease in general commodity prices
- Farm debt to equity remains low relative to historic levels; 2019 increased slightly to 15.8% and is forecasted at 16.2% in 2020, as more modest profits are resulting in slightly increased leverage to support growth in operations, land purchases and investments
- Equity increased 1.2% to $2.66 trillion but slightly outpaced by a 4.1% increase in debt to $419 billion
- The industry debt service ratio, which measures how much production income is committed to debt servicing, remained flat with recent years and is forecasted to be 25.0% for 2020

Land Value Index

Source: 2019 Iowa State University Farmland Value Survey



450%
400%
350%
300%
250%
200%
150%
100%
50%
—%
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020

Debt to Equity



$4,000B
$3,500B
$3,000B
$2,500B
$2,000B
$1,500B
$1,000B
$500B
$0B
19.4%
28.5%
18.5%
17.4%
15.8%
13.9%
14.7%
14.1%
16.2%
1980
1985
1990
1995
2000
2005
2010
2015
2020F
Equity
Debt
Debt/equity ratio

Debt Service Ratios



$600B
$500B
$400B
$300B
$200B
$100B
$0B
37%
38%
24%
24%
25%
23%
25%
24%
25%
1980
1985
1990
1995
2000
2005
2010
2015
2020F
Non RE Debt
RE Debt
Debt Service Ratio

Source: USDA/ERS Farm Income and Wealth Statistics as of September 2, 2020

Great Western Bancorp, Inc.℠

Appendix 4

Peer Group

PEER GROUP

Great Western Bancorp, Inc.

- BancorpSouth Bank
- Banner Corporation
- Berkshire Hills Bancorp, Inc.
- Columbia Banking System, Inc.
- Community Bank System, Inc.
- Customers Bancorp, Inc.
- CVB Financial Corp.
- First BanCorp.
- First Midwest Bancorp, Inc.
- Fulton Financial Corporation
- Glacier Bancorp, Inc.
- Heartland Financial USA, Inc.
- Old National Bancorp
- Renasant Corporation
- Trustmark Corporation
- UMB Financial Corporation
- United Bankshares, Inc.
- United Community Banks, Inc.